UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LENNOX INTERNATIONAL INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

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P.O. BOX 8016, CARY, NC 27512-9903

Your Vote Counts!

2022 Annual Meeting of Stockholders

May 19, 2022

For stockholders of record as of March 28, 2022

At Lennox International’s 2022 Annual Meeting of Stockholders, owners of LII shares will vote on important matters, including the election of members of our Board of Directors. If you hold shares of LII stock, you are strongly encouraged to participate in this important process by exercising your right to vote. We urge you to vote as soon as possible.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to virtually attend the Annual Meeting, go to: www.proxydocs.com/LII. To vote your proxy while visiting this site, you will need the 12 digit control number in the shaded box below.

To view Proxy Statement and Annual Report go to

www.proxydocs.com/LII

Have the 12 digit control number located in the shaded box above available when you access the website.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one by

May 9, 2022 using one of the following methods. There is no charge to you for requesting a copy.

INTERNET www.investorelections.com/LII	TELEPHONE (866) 648-8133	* E-MAIL paper@investorelections.com
When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.		* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above in the shaded box) in the subject line. No other requests, instructions or inquiries should be included in your e-mail.

Lennox International Inc.

2022 Annual Meeting of Stockholders

Meeting Materials: Notice of Meeting, Proxy Statement & Annual Report to Stockholders Meeting Type: Annual Meeting of Stockholders

Date: Thursday, May 19, 2022

Time: 10:30 AM, Central Daylight Time

Place: To be held virtually. Please visit www.proxydocs.com/LII to register in advance.

SEE REVERSE FOR FULL AGENDA

Lennox International Inc.

2022 Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3 AND 4

PROPOSALS

1.	Elect two Class III directors to hold office for a three-year term expiring at the 2025 Annual Meeting of Stockholders.

1.01 Max H. Mitchell

1.02 Kim K.W. Rucker

2.	Conduct an advisory vote to approve the compensation of our named executive officers as disclosed in the Proxy Statement.

3.	Approve the Lennox International Inc. 2022 Employee Stock Purchase Plan.

4.	Ratify the appointment of KPMG LLP as our independent registered public accounting firm for the 2022 fiscal year.